                                                                    Exhibit 10.4

                             FOUR PARTY AGREEMENT


     THIS FOUR PARTY AGREEMENT is made as of this 10th day of October, 1995, by and among Marriott Residence Inn Limited Partnership, a Delaware limited partnership ("Borrower"), German American Capital Corporation, a Maryland
              --------
corporation, as agent or trustee for itself and others, and its successors and assigns ("Senior Lender"), Starwood Mezzanine Investors, L.P., a Delaware
          -------------
limited partnership ("Subordinate Lender") (Senior Lender and Subordinate Lender
                      ------------------
are collectively referred to herein as "Lenders" and individually as "Lender")
                                        -------                       ------
and Residence Inn by Marriott, Inc., a Delaware corporation ("Manager").
                                                              -------

                                R E C I T A L S:

     This Agreement is based upon the following recitals:

     WHEREAS, Senior Lender has made fifteen separate loans (collectively, the "Loan") to Borrower which are governed by that certain Loan Agreement of even
 ----
date herewith between Borrower and Senior Lender (the "Loan Agreement"); and
                                                       --------------

     WHEREAS, the Loan is evidenced by fifteen separate Promissory Notes of even date herewith, in the original aggregate principal amount of $100,000,000.00 made by Borrower and payable to the order of Senior Lender (collectively, the "Promissory Notes"); and
 ----------------

     WHEREAS, the Promissory Notes are secured by, among other things, (i) 15 separate security instruments from Borrower to Senior Lender of even date herewith (collectively, the "Senior Mortgages"), granting to Senior Lender a
                             ----------------
lien on, among other things, the Inns described on Exhibit "A" attached hereto
                                                   -----------
and the Sites, and (ii) 15 separate Assignments of Rents and Revenues from Borrower to Senior Lender of even date herewith (collectively, the "Senior
                                                                    ------
Assignments of Rents and Revenues") (the Loan Agreement, the Promissory Notes,
---------------------------------
the Senior Mortgages, the Senior Assignments of Rents and Revenues and all other documents evidencing, securing or pertaining to the Loan are referred to herein as the "Senior Loan Documents"); and
        ---------------------

     WHEREAS, Subordinate Lender has made a loan (the Subordinate Loan") to
                                                      ----------------
Borrower in the amount of $30,000,000 which is governed by that certain Loan Agreement of even date herewith between Borrower and Subordinate Lender (the

"Subordinate Loan Agreement"); and
 --------------------------

     WHEREAS, the Subordinate Loan is secured by, among other things, 15 separate security instruments from Borrower to Subordinate Lender of even date herewith (collectively, the "Subordinate Mortgages") and 15 separate Assignments
                             ---------------------
of Rents and Revenues from Borrower to Subordinate Lender of even date herewith (collectively, the "Subordinate Assignments") (the Subordinate Loan Agreement,
                    -----------------------
the Subordinate Mortgages, the Subordinate Assignments and all other documents evidencing, securing or pertaining to the Subordinate Loan are referred to herein as the "Subordinate Loan Documents"); and
               --------------------------

     WHEREAS, Borrower, Senior Lender, Subordinate Lender and Manager have agreed to enter into this Four Party Agreement setting forth a mechanism by which the Net Cash Flow, at times more particularly described herein, will be paid directly into the Cash Collateral Account or the Senior Account, both hereinafter defined. The parties hereto desire to enter into this Four Party Agreement and to be bound by the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, the parties hereto do hereby agree as follows:

     1.   Affirmation of Recitals.  The recitals set forth above are true and
          -----------------------
correct and are incorporated herein by this reference.

     2.   Definitions.
          -----------

          (a) As used herein, the following terms have the following meanings:

          "Account" shall mean the Cash Collateral Account, unless an
           -------
Application Trigger Date has occurred and an Application Restoration Date has not thereafter occurred, in which case the Account shall mean the Senior Account.

          "Annual Rolling Average Ratios" means the Annual Combined DSCR Rolling
           -----------------------------
Average Ratio and the Annual DSCR Rolling Average Ratio.

          "Annual Combined DSCR Rolling Average Ratio" means for any Accounting
           ------------------------------------------
Period the Combined DSCR computed for such Accounting Period and the immediately preceding 12 Accounting Periods on a cumulative basis.

          "Annual DSCR Rolling Average Ratio" means for any Accounting Period
           ---------------------------------
the DSCR computed for such Accounting Period and the immediately preceding 12 Accounting Periods on a cumulative basis.

          "Application Restoration Date" means the date after the occurrence of
           ----------------------------
an Application Trigger Date on which (A) none of the conditions described in subparagraphs (i) through (xi) of the definition of Application Trigger Date then exists, (B) no Event of Default (other than an Event of Default arising solely under Section 9.1(l) of the Loan Agreement) has occurred and is continuing, and (C) the following apply to the extent applicable:

          (i) If an Application Trigger Date occurred solely or in part because of a failure to maintain the Annual Rolling Average Ratios required pursuant to subparagraphs (i) through (iv) of the definition of Application Trigger Date,
(a) the Annual Combined DSCR Rolling Average Ratio for each of the three most recent Accounting Periods equals or exceeds 1.15, or (b) if the No Second Lien Condition exists, the Annual DSCR Rolling Average Ratio for each of the three most recent Accounting Periods equals or exceeds 1.25;

          (ii) If an Application Trigger Date occurred solely or in part because of a failure to maintain the Six Period Rolling Average Ratios required pursuant to subparagraphs (v) through (viii) of the definition of Application Trigger Date, (a) the Six Period Combined DSCR Rolling Average Ratio for each of the three most recent Accounting Periods equals or exceeds 1.0, or (b) if the No Second Lien Condition exists, the Six Period DSCR Rolling Average Ratio for each of the three most recent Accounting Periods equals or exceeds 1.10;

          (iii) If an Application Trigger Date occurred solely or in part because of a failure to maintain the Rolling Average Ratios required pursuant to subparagraphs (ix) or (x) of the definition of Application Trigger Date, (a)(1) the Three Period Combined DSCR Rolling Average Ratio for each of the three most recent Accounting Periods equals or exceeds the Required Amount for each of such Accounting Periods, or (2) if the No Second Lien Condition exists, the Three Period DSCR Rolling Average Ratio for each of the three most recent Accounting Periods equals or exceeds the sum of the Required Amount plus 0.10 for each of such Accounting Periods, and (b) (1) the Annual Combined DSCR Rolling Average Ratio for the most recent Accounting Period equals or exceeds 1.15 and the Six Period Combined DSCR Rolling Average Ratio for the most recent Accounting Period equals or exceeds 1.0, or (2) if the No Second Lien Condition exists, the Annual DSCR Rolling Average Ratio for the most recent Accounting Period equals or exceeds 1.25 and the Six Period DSCR Rolling Average Ratio for the most recent Accounting Period equals or exceeds 1.10; and

          (iv) If an Application Trigger Date occurred solely or in part because of the occurrence of an Event of Default as described in subparagraph
(xi) of the definition of Application Trigger Date, then an Application Restoration Date shall thereafter occur only if Senior Lender specifically and irrevocably waives in writing the occurrence of such Event of Default or such Event of Default is cured prior to acceleration of the Loans by Senior Lender.

          "Application Trigger Date" shall mean the earliest to occur of the
           ------------------------
following:

          (i) unless the No Second Lien Condition exists, the date on which the Annual Combined DSCR Rolling Average Ratio for each of six consecutive Accounting Periods is less than 1.15;

          (ii) in the event that the No Second Lien Condition exists, the date on which the Annual DSCR Rolling Average Ratio for each of six consecutive Accounting Periods is less than 1.25;

          (iii) unless the No Second Lien Condition exists, the date on which the Annual Combined DSCR Rolling Average Ratio for any Accounting Period is less than 1.10;

          (iv) in the event that the No Second Lien Condition exists, the date on which the Annual DSCR Rolling Average Ratio for any Accounting Period is less than 1.20;

          (v) unless the No Second Lien Condition exists, the date on which the Six Period Combined DSCR Rolling Average Ratio for each of three consecutive Accounting Periods is less than 1.0;

          (vi) in the event that the No Second Lien Condition exists, the date on which the Six Period DSCR Rolling Average Ratio for each of three consecutive Accounting Periods is less than 1.10;

          (vii) unless the No Second Lien Condition exists, the date on which the Six Period Combined DSCR Rolling Average Ratio for any Accounting Period is less than .95;

          (viii) in the event that the No Second Lien Condition exists, the date on which the Six Period DSCR Rolling Average Ratio for any Accounting Period is less than 1.05;

          (ix)    unless the No Second Lien Condition exists, the date on which
(A) the Three Period Combined DSCR Rolling Average Ratio for each of three consecutive Accounting Periods is less than the Required Amount for each of such Accounting Periods, and (B) either (1) the Annual Combined DSCR Rolling Average Ratio for the previous Accounting Period is less than 1.15, or (2) the Six Period Combined DSCR Rolling Average Ratio for the previous Accounting Period is less than 1.0;

          (x) in the event that the No Second Lien Condition exists, the date on which (A) the Three Period DSCR Rolling Average Ratio for each of three consecutive Accounting Periods is less than the sum of (x) the Required Amount, plus (y) 0.10, for each of such Accounting Periods, and (B) either (1) the Annual DSCR Rolling Average Ratio for the previous Accounting Period is less than 1.25, or (2) the Six

Period DSCR Rolling Average Ratio for the previous Accounting Period is less than 1.10; or

          (xi) the date on which an Event of Default (other than an Event of Default under Section 9.1(l) of the Loan Agreement) shall occur and be continuing.

          "Cash Collateral" means all Net Cash Flow and all funds, deposits,
           ---------------
rights or other assets or amounts at any time deposited into, or required by this Agreement to be deposited into, the Cash Collateral Account and all proceeds of the foregoing.

          "Cash Collateral Account" shall mean an account or accounts
           -----------------------
established by the Escrow Agent with notice to Borrower, Manager and Lenders for the use and benefit of Senior Lender and Subordinate Lender, which account shall be of a type and maintained with a financial institution selected by Senior Lender, subject to the reasonable approval of Borrower and Subordinate Lender, or if no such approval is obtained within five (5) days after written request by Senior Lender, any commercial bank (an "Approved Institution") with offices in
                                        --------------------
the United States with deposits in excess of $100,000,000 selected by Senior Lender, in Senior Lender's sole and absolute discretion.

          "Escrow Agent" shall mean an escrow agent selected by Senior Lender
           ------------
with the reasonable approval of Subordinate Lender or if no such approval is obtained within five (5) days after written request by Senior Lender, any commercial bank with offices in the United States with deposits in excess of $100,000,000 or any "Big Six" accounting firm, in either case as selected by Senior Lender in Senior Lender's sole and absolute discretion, provided that Senior Lender shall give notice to Borrower and Subordinate Lender of the designation of the Escrow Agent. The Escrow Agent may be Senior Lender or any party holding a direct or indirect interest in the Loan so long as such Person satisfies the requirements set forth in the preceding sentence.

          "Intercreditor Account" means an account or accounts of the type and
           ---------------------
established by and in the name of Senior Lender with a financial institution with deposits of at least $100,000,000.00 selected by Senior Lender, in its sole and absolute discretion.

          "Intercreditor Payment Date" means the earliest to occur of the
           --------------------------
following:

          (i)    May 15th of any calendar year;

          (ii) the date on which an Event of Default occurs (other than an Event of Default arising solely pursuant to Section 9.1(l);

          (iii) the date on which the Annual Combined DSCR Rolling Average Ratio for any Accounting Period is less than 1.0; and

          (iv)   the date on which the No Second Lien Condition exists.

          "Lenders" means the collective reference to Senior Lender and
           -------
Subordinate Lender.

          "Maximum Intercreditor Account Amount" means an amount equal to (i)
           ------------------------------------
4.5%, multiplied by (ii) the sum of (a) Promissory Note Debt Service for the most recent thirteen (13) Accounting Periods, plus (b) all amounts paid or due and payable by the Borrower under the Subordinate Loan for the preceding thirteen (13) Accounting Periods.

          "Net Cash Flow" has the meaning set forth in Paragraph 3 hereof.
           -------------

          "No Second Lien Condition" means that all of the Subordinate Mortgages
           ------------------------
have been foreclosed or otherwise have ceased to encumber the Mortgaged
Property.

          "Required Amount" for each Accounting Period means the following:
           ---------------

First Accounting Period beginning in
               any calendar year              -      .80
          Second Accounting Period during
               any calendar year              -      .80
          Third Accounting Period during
               any calendar year              -     1.00
          Fourth Accounting Period during
               any calendar year              -     1.10
          Fifth Accounting Period during


               any calendar year               -    1.15
          Sixth Accounting Period during
               any calendar year               -    1.20
          Seventh Accounting Period during
               any calendar year               -    1.25
          Eighth Accounting Period during
               any calendar year               -    1.40
          Ninth Accounting Period during
               any calendar year               -    1.40
          Tenth Accounting Period during
               any calendar year               -    1.40
          Eleventh Accounting Period during
               any calendar year               -    1.25
          Twelfth Accounting Period during
               any calendar year               -    1.20
          Thirteenth Accounting Period during
               any calendar year (and
               continuing into the following
               calendar year, if applicable)   -    1.00

          "Restoration Date" means the date on which each of the following
           ----------------
exists:

               (i) the Annual Combined DSCR Rolling Average Ratio for each of the previous three Accounting Periods is greater than or equal to 1.15, or if the No Second Lien Condition exists, the Annual DSCR Rolling Average Ratio for each of the previous three Accounting Periods is greater than or equal to 1.25; and

               (ii) the Six Period Combined DSCR Rolling Average Ratio for each of the previous three Accounting Periods is greater than or equal to 1.0, or if the No Second Lien Condition exists, the Six Period DSCR Rolling Average Ratio for each of the previous three Accounting Periods is greater than or equal to 1.10; and

               (iii) the Three Period Combined DSCR Rolling Average Ratio for each of the previous three Accounting Periods is greater than or equal to the Required Amount for each of such Accounting Periods, or in the event that the No Second Lien Condition exists, the Three Period DSCR Rolling

          Average Ratio for each of the previous three Accounting Periods is equal to or greater than the sum of (x) 0.10, plus (y) the Required Amount, for each of such Accounting Periods; and

               (iv) no Event of Default (other than an Event of Default under section 9.1(l) of the Loan Agreement) shall have occurred and be continuing.

          "Rolling Average Ratios" means the collective reference to the Annual
           ----------------------
Rolling Average Ratios, the Six Period Rolling Average Ratios and the Three Period Rolling Average Ratios.

          "Senior Account" shall mean an account or accounts of a type and
           --------------
established by and in the name of Senior Lender, with notice to Borrower, Manager and Subordinate Lender, with a financial institution with deposits of at least $100,000,000 selected by Senior Lender, in its sole and absolute discretion.

          "Six Period Combined DSCR Rolling Average Ratio" means for any
           ----------------------------------------------
Accounting Period the Combined DSCR computed for such Accounting Period and the immediately preceding 5 Accounting Periods on a cumulative basis.

          "Six Period DSCR Rolling Average Ratio" means for any Accounting
           -------------------------------------
Period the DSCR computed for such Accounting Period and the immediately preceding 5 Accounting Periods on a cumulative basis.

          "Six Period Rolling Average Ratios" means the Six Period Combined DSCR
           ---------------------------------
Rolling Average Ratio and the Six Period DSCR Rolling Average Ratio.

          "Three Period Combined DSCR Rolling Average Ratio" means for any
           ------------------------------------------------
Accounting Period the Combined DSCR computed for such Accounting Period and the immediately preceding 2 Accounting Periods on a cumulative basis.

          "Three Period DSCR Rolling Average Ratio" means for any Accounting
           ---------------------------------------
Period the DSCR computed for such Accounting Period and the immediately preceding 2 Accounting Periods on a cumulative basis.

          "Three Period Rolling Average Ratios" means the Three Period Combined
           -----------------------------------
DSCR Rolling Average Ratio and the Three Period DSCR Rolling Average Ratio.

          "Trigger Date" means the earliest to occur of the following:
           ------------

               (i) the date on which the Annual Combined DSCR Rolling Average Ratio for any Accounting Period is less than 1.15;

               (ii) in the event that the No Second Lien Condition exists, the date on which the Annual DSCR Rolling Average Ratio for any Accounting Period is less than 1.25;

               (iii) the date on which the Six Period Combined DSCR Rolling Average Ratio for any Accounting Period is less than 1.0;

               (iv) in the event that the No Second Lien Condition exists, the date on which the Six Period DSCR Rolling Average Ratio for any Accounting Period is less than 1.10;

               (v) the date on which the Three Period Combined DSCR Rolling Average Ratio for any Accounting Period is less than the Required Amount for such Accounting Period;

               (vi) in the event that the No Second Lien Condition exists, the date on which the Three Period DSCR Rolling Average Ratio for any Accounting Period is less than the sum of (x) 0.10, plus (y) the Required Amount, for such Accounting Period; or

               (vi)   an Event of Default has occurred and is continuing.

          (b) Capitalized terms used herein but not otherwise defined herein have the meaning set forth in the Loan Agreement.

          (c) Prior to the first anniversary of this Agreement, all computations pursuant to this Agreement shall be made on a pro forma basis as if the Loan and the Subordinate Loan had been in place throughout the relevant thirteen Accounting Periods, six Accounting Periods or three Accounting Periods.

     3.   Disposition of Net Cash Flow.
          ----------------------------

          (a) Borrower and Manager hereby acknowledge and agree that all Inn Income has been pledged and assigned to Senior Lender (first priority) and Subordinate Lender (second priority). Pursuant to the Management Agreement, all Gross Revenues (as defined in the Management Agreement) are collected by Manager. Pursuant to the Management Agreement, Manager may use the Gross Revenues for the payment of Deductions (as defined in the Management Agreement) and the establishment and maintenance of the Reserve (as defined in and in accordance with the Management Agreement) and must remit a portion of the Operating Profit (as defined in the Management Agreement) to Borrower in the priorities set forth in, and otherwise in accordance with, the Management Agreement. After the occurrence of a Trigger Date, and until a Restoration Date thereafter occurs, the parties hereto hereby agree that all (i) Operating Profit and/or other amounts required or permitted to be paid to Borrower pursuant to the Management Agreement, plus (ii) all cash or other amounts to which Borrower is entitled from any source or which Borrower otherwise receives (collectively, the "Net Cash Flow") shall be paid directly to the Cash Collateral Account (or,
     -------------
if Senior Lender notifies Manager, Borrower and Subordinate Lender in writing that the Application Trigger Date has occurred, to the Senior Account), rather than to Borrower, whenever Net Cash Flow is payable to Borrower pursuant to the Management Agreement or whenever Net Cash Flow is otherwise received by Borrower. Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers and delivers to Senior Lender (first priority) and Subordinate Lender (second priority) all of Borrower's right, title and interest in and to the Cash Collateral and the Cash Collateral Account as collateral for the payment of the Indebtedness owed to such Lender, and hereby grants to Senior Lender (first priority) and Subordinate Lender (second priority) a continuing lien on and security interest therein. Additionally, Borrower absolutely assigns to Senior Lender (first priority) and Subordinate Lender (second priority) the outright ownership of (and not a security interest in) the Senior Account and Intercreditor Account and the funds therein (subject to Borrower's right to receive credit against the indebtedness owed for any funds actually paid to and applied by the respective Lenders). Manager hereby agrees to deliver all Net Cash Flow to the applicable Account in accordance with the provisions of this Agreement; provided, however, that (i) prior to the date on which either Senior Lender or Subordinate Lender or their agent notifies Borrower and Manager in writing that a Trigger Date or an Application Trigger Date has occurred or Manager is otherwise informed by Borrower that a Trigger Date or an Application Trigger Date has occurred, and (ii) after Senior Lender notifies Manager that a Restoration Date has occurred (which Senior Lender agrees to do promptly after a Restoration Date occurs), in either case Manager may pay all Net Cash Flow directly to Borrower and Borrower may dispose of such Net Cash Flow in accordance with and subject to the terms and conditions of the Senior Loan Documents and Subordinate Loan Documents. Notwithstanding anything contained herein to the contrary, prior to the date on which Manager receives written notice from Senior Lender or Subordinate Lender that a Trigger Date or an Application Trigger Date has occurred, Manager shall not be obligated to deliver Net Cash Flow to the Cash Collateral Account or Senior Cash Collateral Account. In the event Manager receives conflicting instructions from Senior Lender, Subordinate Lender and/or Borrower, Manager shall rely exclusively on the instructions from Senior Lender and shall be fully protected in such reliance. So long as Manager complies with Lender's written instructions, Borrower shall and does hereby release Manager from any claims with respect thereto and Borrower shall and does hereby indemnify, defend and hold harmless Manager from and against any such claims. Borrower's right to receive and use, and the right of Manager to pay, the Net Cash Flow in accordance with the preceding sentence shall terminate automatically and without notice or further action upon the date on which Senior Lender or Subordinate Lender notifies Borrower and Manager in writing that a Trigger Date or an Application Trigger Date has occurred or Manager is otherwise informed by Borrower that a Trigger Date or an Application Trigger Date has occurred. Notwithstanding anything to the contrary in this Agreement, Senior Lender's rights pursuant to this Agreement are in addition to, and not in derogation of, any rights contained in the Senior Loan Documents, and nothing contained herein shall alter, affect or impair the absolute assignment contained in the Assignments of Rents and Revenues. Notwithstanding anything to the contrary in this Agreement, Subordinate Lender's rights pursuant to this Agreement are in addition to, and not in derogation of, any rights contained in the Subordinate Loan Documents, and nothing contained herein shall alter, affect or impair the absolute assignment contained in the Subordinate Assignments of Rents and Revenues.

          (b) If after the occurrence of a Trigger Date a Restoration Date shall occur, then the previous occurrence of the Trigger Date shall thereafter be of no force or effect, and if no Event of Default or Default has occurred and is continuing any funds then held in the Cash Collateral Account shall be (i) first, used to pay any unpaid costs or expenses described in Paragraphs 5 or 7 hereof, (ii) second, used to pay all reasonable amounts incurred by or on behalf of Subordinate Lender for attorneys' fees in connection with this Agreement, and
(iii) third, released to Borrower, provided that any amounts previously paid or released from the Cash Collateral Account in accordance with this Agreement shall not be repaid to Borrower, and Borrower waives any rights with respect to any such payments. If after the occurrence of an Application Trigger Date an Application Restoration Date and/or a Restoration Date shall occur, then notwithstanding the occurrence of such Application Restoration Date and/or such Restoration Date, (i) any amounts previously paid or released from the Senior Account or the Intercreditor Account in accordance with this Agreement shall not be repaid to Borrower, and Borrower waives any rights with respect to any such payments or amounts, and (ii) no amounts then held in the Senior Account or the Intercreditor Account shall ever be returned or released to Borrower under any circumstances whatsoever, and Borrower waives any rights with respect thereto. Additionally, notwithstanding anything in subparagraph 3(f) to the contrary, upon the occurrence of an Application Restoration Date, any amounts held in the Intercreditor Account shall continue to be held in the Intercreditor Account in accordance with this Agreement until an

Intercreditor Payment Date occurs and then shall be disposed of as set forth in Paragraph 3(f)(iv) below.

          (c) Subordinate Lender hereby acknowledges the priority of Senior Lender's security interest with respect to the Cash Collateral and the priority of Senior Lender's rights with respect to any funds in the Senior Account or the Intercreditor Account and acknowledges that Senior Lender shall have sole dominion and control over the Account and any funds in the Intercreditor Account in accordance with this Agreement, and that Senior Lender may dispose of any Cash Collateral and any funds in the Senior Account and/or the Intercreditor Account in accordance with the terms of this Agreement free and clear of any claims by Subordinate Lender so long as any amounts remain unpaid pursuant to the Loan Agreement. Borrower acknowledges and agrees that Borrower has no right to withdraw any funds or amounts held in the Cash Collateral Account, Senior Account or the Intercreditor Account.

          (d) Any funds held in the Cash Collateral Account, after the occurrence of a Trigger Date but prior to the occurrence of a Restoration Date, shall be applied by the Escrow Agent on the first business day of each month as follows:

               (i) First, to pay all amounts then due and payable to the Senior Lender pursuant to the Senior Loan Documents;

               (ii) Second, at the sole option of Senior Lender, to pay the reasonable costs and expenses of Escrow Agent and any third party accountant retained by Senior Lender or Escrow Agent as set forth in Paragraphs 5(a), 5(b) and 7, provided that this provision shall not affect or lessen Borrower's obligation to pay such costs and expenses as required by Paragraphs 5(a), 5(b) and 7;

               (iii) Third, to the extent available, to pay regularly scheduled payments of principal and interest then due and payable to Subordinate Lender in accordance with the Subordinate Loan Documents and the Intercreditor Agreement; and

          (iv) Any remaining amounts shall be retained in the Cash Collateral Account until an Application Trigger Date or a Restoration Date occurs, and then shall be (i) released to Borrower in accordance with Section 3(b) hereof, if a Restoration Date has occurred, or (ii) delivered to Senior Lender for deposit into the Senior Account in accordance with Section 3(i) hereof, if an Application Trigger Date has occurred.

      (e) Any amounts held in the Senior Account shall be applied on the first business day of each month as follows:

          (i) First, to pay all amounts then due and payable to the Senior Lender pursuant to the Senior Loan Documents;

          (ii) Second, at the sole option of Senior Lender, to pay the reasonable costs and expenses of Escrow Agent and any third party accountant or Approved Institution retained by Senior Lender or Escrow Agent as set forth in Paragraphs 5(a), 5(b) and 7, provided that this provision shall not affect or lessen Borrower's obligation to pay such costs and expenses as required by Paragraphs 5(a), 5(b) and 7;

          (iii) Third, to the extent available, to pay the current month's regularly scheduled payments of principal and interest then due and payable to Subordinate Lender in accordance with the Subordinate Loan Documents and the Intercreditor Agreement;

          (iv) Fourth, any remaining amounts shall be paid to the Intercreditor Account until the balance in the Intercreditor Account is equal to the Maximum Intercreditor Account Amount; and

          (v) Fifth, any remaining funds in the Senior Account may be paid, at the sole option and election of Senior Lender, to reduce the outstanding balance of the Loan, by applying such amounts (x) first to amounts owing pursuant to the Senior Loan Documents other than principal and interest, then
(y) to accrued but unpaid interest, and then (z) to reduce the principal balance of the Loan.

          (f) Any amounts held in the Intercreditor Account shall be applied on the first business day of each month as follows:

                 (i) First, to pay all amounts then due and payable to the Senior Lender pursuant to the Senior Loan Documents, to the extent not paid from the Senior Account pursuant to the preceding subparagraph 3(e) hereof;

                (ii) Second, at the sole option of Senior Lender, to pay the reasonable costs and expenses of Escrow Agent and any third party accountant or Approved Institution retained by Senior Lender or Escrow Agent as set forth in Paragraphs 5(a), 5(b) and 7, to the extent not paid from the Senior Account pursuant to the preceding subparagraph 3(e) hereof; provided that this provision shall not affect or lessen Borrower's obligation to pay such costs and expenses as required by Paragraphs 5(a), 5(b) and 7;

               (iii) Third, to the extent available, to pay the current month's regularly scheduled payments of principal and interest then due and payable to Subordinate Lender in accordance with the Subordinate Loan Documents and the Intercreditor Agreement, to the extent not paid from the Senior Account pursuant to the preceding subparagraph 3(e) hereof; and

                (iv) Any amounts remaining in the Intercreditor Account shall be held in the Intercreditor Account until the occurrence of an Intercreditor Payment Date. Upon the occurrence of an Intercreditor Payment Date, any funds or other amounts then held in the Intercreditor Account may be paid at the sole option and election of Senior Lender to reduce the outstanding balance of the Loan, by applying such amounts (x) first to amounts owing pursuant to the Senior Loan Documents other than principal and interest, then (y) to accrued but unpaid interest, and then (z) to reduce the principal balance of the Loan. Additionally, to the extent that the amount held in the Intercreditor Account at any time exceeds the Maximum Intercreditor Account Amount, then any funds or amounts then held in the Intercreditor Account in excess of the Maximum Intercreditor Account Amount may, at the sole option and election of Senior Lender, be paid or applied by Senior Lender in accordance with the preceding sentence.

          (g) After the occurrence of a Trigger Date or an Application Trigger Date and until the occurrence of a Restoration Date, Manager hereby agrees to remit to the Account the maximum amount to which Borrower is then and thereafter entitled pursuant to the Management Agreement, notwithstanding any contrary requests or instructions from Borrower.

          (h) Any interest earned on the Account or the Intercreditor Account shall be added thereto and reported under Borrower's taxpayer identification number.

          (i) In the event that Senior Lender notifies Escrow Agent, Borrower and Subordinate Lender that an Application Trigger Date has occurred, Escrow Agent shall immediately deliver all funds or amounts then or thereafter held in the Cash Collateral Account to Senior Lender for deposit into the Senior Account.

          (j) Borrower acknowledges and agrees that the Senior Account and the Intercreditor Account are the sole property of Senior Lender and have been established solely to provide for the payment of Indebtedness owed to Senior Lender and Subordinate Lender. Borrower has absolutely no rights whatsoever with respect to the Senior Account or the Intercreditor Account or any funds contained therein (other than the right to receive credit against the Debt for any such amounts applied against the Debt) and under no circumstances whatsoever shall Borrower ever have or claim to have any rights whatsoever with respect to the Senior Account or the Intercreditor Account or any funds contained therein. Specifically, but without limitation, Borrower acknowledges and agrees that in the event that a bankruptcy proceeding is commenced by or against Borrower, the Senior Account and the Intercreditor Account and/or any funds contained in the Senior Account and/or the Intercreditor Account shall not constitute the property of Borrower's bankruptcy estate and Borrower shall not claim or assert that the Senior Account and/or the Intercreditor Account or any funds contained therein constitute the property of Borrower's bankruptcy estate.

          (k) Any amounts applied to reduce the principal balance of the Loan pursuant to this Agreement shall be without any Yield Maintenance Payment or other prepayment premium or penalty, notwithstanding any provisions of the Senior Loan Documents to the contrary, unless an Event of Default has occurred and is continuing and has not been cured by Subordinate Lender within five days after written notice from Senior Lender, in which case any Yield Maintenance Payments required by the Senior Loan Documents shall be fully due and payable, subject to Paragraph 29 of the Intercreditor Agreement.

     4.   Cash Collateral.
          ---------------

          (a) Borrower shall take all reasonably necessary actions and shall otherwise reasonably cooperate to ensure that, when required by this Agreement, all of the Net Cash Flow is paid into the Account in accordance with this Agreement, including without limitation paying into the Account any Net Cash Flow inadvertently or otherwise received by Borrower in violation of this Agreement.

          (b) Borrower hereby grants to Escrow Agent (and all persons designated by Escrow Agent, including without limitation the officers and employees of the financial institution where the Cash Collateral Account is maintained) the full right, power and authority, which shall be deemed to be coupled with an interest, to endorse and deposit all checks and credit card or similar receipts pertaining to the Mortgaged Property delivered for deposit into the Cash Collateral Account, whether or not made payable to Borrower, Escrow Agent, Manager or otherwise, and Borrower agrees to execute all necessary or appropriate documentation confirming the authority granted hereby. On or prior to the tenth (10th) day of each month after the Trigger Date, Escrow Agent (or its designee, nominee or assignee) shall furnish Senior Lender, Subordinate Lender, Borrower and Manager with a reasonably detailed accounting of all Net Cash Flow deposited into the Cash Collateral Account for the preceding month and the use of any amounts withdrawn from the Cash Collateral Account. The monies contained in the Cash Collateral Account may be transferred by Escrow Agent from time to time to any other account or sub-account chosen by Senior Lender in accordance with this Agreement, provided that each such account and the monies contained therein shall remain subject to the terms and provisions of this Agreement.

          (c) Borrower hereby grants to Senior Lender (and all persons designated by Senior Lender, including without limitation the officers and employees of the financial institution where the Senior Account is maintained) the full right, power and authority, which shall be deemed to be coupled with an interest, to endorse and deposit all checks and credit card or similar receipts pertaining to the Mortgaged Property delivered for deposit into the Senior Account, whether or not made payable to Borrower, Senior Lender, Manager or otherwise, and Borrower agrees to execute all necessary or appropriate documentation confirming the authority granted hereby. On or prior to the tenth
(10th) day of each month during the term of this Agreement, Senior Lender (or its designee, nominee or assignee) shall furnish Subordinate Lender, Borrower and Manager with an accounting of all amounts deposited into the Senior Account for the preceding month and the use of any amounts withdrawn from the Senior Account. The monies contained in the Senior Account may be transferred by Senior Lender from time to time to any other account or sub-account chosen by Senior Lender in accordance with this Agreement, provided that each such account and the monies contained therein shall remain subject to the terms and provisions of this Agreement.

          (d)  Borrower hereby confirms that all Cash Collateral is subject to
(i) Senior Lender's first priority lien and security interest created by the Loan Documents and (ii) Subordinate Lender's second priority lien and security interest created by the Subordinate Loan Documents. In addition to, and without limitation of, any such liens or security interests, Borrower hereby confirms each Lender's security interest in and to all Cash Collateral as security for the obligations to Senior Lender under the Loan Documents and to the Subordinate Lender under the Subordinate Loan Documents. Borrower acknowledges and agrees that Senior Lender has a presently enforced, possessory and "choate" first priority lien and security interest in and to all Cash Collateral and that Subordinate Lender has a presently enforced, possessory and "choate" second priority lien and security interest in the Cash Collateral, notwithstanding the License. On demand, from time to time, Borrower agrees to execute and deliver to each

Lender and hereby authorizes each Lender to execute in the name of Borrower to the extent each Lender may lawfully do so, financing statements or comparable security instruments as may reasonably be requested or required by each Lender to perfect or continue the respective security interests in the Cash Collateral Account and Lender's rights with respect to the other accounts provided for herein.

     5.   Administration of Accounts.
          --------------------------

          (a) The Senior Account shall be administered solely by Senior Lender. Senior Lender shall have the sole, absolute and unconditional right, at any time after the Application Trigger Date, without notice, to designate a qualified third party accountant or Approved Institution acceptable to Senior Lender to administer the Senior Account on its behalf in accordance with the provisions of this Agreement, which shall by instrument in form and substance satisfactory to Senior Lender in all respects, be assumed by any such third party accountant or Approved Institution. The reasonable costs of any such third party accountant or Approved Institution shall be paid by Borrower. Borrower agrees that the reasonable fees of Senior Lender, or such other accountant or Approved Institution incurred in establishing and administering the Senior Account shall be paid upon the occurrence of an Application Trigger Date and on a monthly basis out of funds other than the Cash Collateral, the funds in the Senior Account or the funds in the Intercreditor Account, notwithstanding Senior Lender's option to pay such costs and expenses from the Cash Collateral or funds in the Senior Account in accordance with Paragraph 3(d)(ii) above. Borrower acknowledges that any third party accountant or Approved Institution designated subsequent to the execution hereof to administer the Senior Account shall collect the Net Cash Flow as agent of and in trust for the use and benefit of the Lenders and for application in accordance with the terms of this Agreement. The amounts to be held in the Senior Account shall be held in an Account maintained by Senior Lender or in the event Senior Lender so designates, by such other accountant or Approved Institution as agent of and in trust for the benefit of Senior Lender.

          (b) The Cash Collateral Account shall be administered by Escrow Agent. All costs of the Escrow Agent shall be paid by Borrower. Escrow Agent shall have the right, at any time after the date hereof, with the consent of Senior Lender, and the consent of Subordinate Lender, which consent by Subordinate Lender shall not be unreasonably withheld or delayed, to designate a qualified third party accountant or Approved Institution to administer the Cash Collateral Account on its behalf in accordance with the provisions of this Agreement, which shall by instrument in form and substance satisfactory to Escrow Agent and Senior Lender in all respects, be assumed by any such third party accountant or Approved Institution. Borrower agrees that the reasonable fees of Escrow Agent, or such other accountant or Approved Institution incurred in establishing and administering the Cash Collateral Account shall be paid upon the occurrence of a Trigger Date and on a monthly basis out of funds other than the Cash Collateral, the funds in the Senior Account or the funds in the Intercreditor Account, notwithstanding Senior Lender's option to pay such costs and expenses from the Cash Collateral or funds in the Senior Account in accordance with Paragraph 3(d)(ii) above. Borrower acknowledges that any third party accountant or Approved Institution designated subsequent to the execution hereof to administer the Cash Collateral Account shall collect the Net Cash Flow as agent of and in trust for the use and benefit of the Lenders and for application in accordance with the terms of this Agreement. The Cash Collateral shall be held in an account maintained by Escrow Agent or in the event Escrow Agent so designates, by such other accountant as agent of and in trust for the benefit of Escrow Agent, Lenders and Borrower.

          (c) The Intercreditor Account shall be administered solely by Senior Lender. Senior Lender shall have the sole, absolute and unconditional right, at any time after the Application Trigger Date, without notice, to designate a qualified third party accountant or Approved Institution acceptable to Senior Lender to administer the Intercreditor Account on its behalf in accordance with the provisions of this Agreement, which shall by instrument in form and substance satisfactory to Senior Lender in all respects, be assumed by any such third party accountant or Approved Institution. The costs of any such third party accountant or Approved Institution shall be paid by Borrower. Borrower agrees that the reasonable fees of Senior Lender, or such other accountant or Approved

Institution incurred in establishing and administering the Intercreditor Account shall be paid upon the occurrence of an Application Trigger Date and on a monthly basis out of funds other than the Cash Collateral or funds in the Senior Account or the Intercreditor Account, notwithstanding Senior Lender's option to pay such costs and expenses from the Cash Collateral or the funds in the Senior Account in accordance with Paragraph 3(d)(ii) and 3(f) above.

     6.   No Forbearance or Waiver of Remedies.
          ------------------------------------

          (a) Nothing contained herein shall be deemed to be an agreement by Lenders to forbear in exercising any of their rights or remedies available under the Loan Documents, at law or in equity, during the pendency of this Agreement. Specifically, but without limitation, nothing contained in this Agreement shall limit or restrict the rights of Senior Lender after the occurrence and during the continuation of an Event of Default under the Senior Loan Documents or the rights of Subordinate Lender after the occurrence and during the continuation of an Event of Default (as defined in the Subordinate Loan Documents); provided, however, that Subordinate Lender's exercise of its rights shall be limited as set forth in the Intercreditor Agreement. Upon the occurrence and during the continuation of an Event of Default, Senior Lender shall have the absolute, unconditional and unqualified right, at any time, in its sole and absolute discretion, to (i) apply any funds or other amounts then held in the Intercreditor Account, Senior Account or the Cash Collateral Account to the Loan, in such order and manner as may be permitted by the Senior Loan Documents, notwithstanding any provision to the contrary in this Agreement (including without limitation Paragraph 3 hereof), and (ii) pursue all rights and remedies available pursuant to the Senior Loan Documents, applicable law or otherwise, without any limitation or restriction as a result of this Agreement. Lenders expressly reserve any and all rights and remedies available to them under the Senior Loan Documents or Subordinate Loan Documents, as applicable, at law or in equity, including, without limitation, the right to accelerate the Loan and the Subordinate Loan, as applicable, and to commence an action to foreclose the Senior Mortgages or Subordinate Mortgages, as applicable, pursue rights with respect to Cash Collateral (including, without limitation, "cash collateral" as defined in the

Bankruptcy Code), petition for the appointment of a receiver, or pursue any other rights or remedies, including, but not limited to, seeking a lifting of the automatic stay in, or dismissal or conversion of, any bankruptcy case, seeking the appointment of a trustee for the Borrower, termination of either or both of the exclusive periods set forth in section 1121 of the Bankruptcy Code or the filing by Lenders of a Chapter 11 plan with respect to Borrower, and Lenders expressly reserve all such rights or remedies and any and all other rights and remedies afforded Lenders under this Agreement, under state law or other applicable law, under the Bankruptcy Code or otherwise, irrespective of whether this Agreement is in effect, it being expressly agreed that the termination of this Agreement shall in no event or under any circumstances be a condition precedent to the exercise by Senior Lender of any of such rights and remedies; provided however, that the provisions of this sentence shall be subject to the limitations of the Intercreditor Agreement. No failure to exercise or delay by Lenders in exercising any right, power or privilege under the Loan Documents or Subordinate Loan Documents, at law or in equity shall preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the Loan Documents are cumulative and not exclusive of each other or of any right or remedy provided by law or in equity. Except as otherwise expressly provided in the Loan Documents, no notice to or demand upon Borrower in any instance shall, in itself, entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Senior Lender to any other or further action in any circumstances without notice or demand.

     7.   Expenses, Attorneys' Fees.  Senior Lender is hereby authorized to
          -------------------------
reimburse itself from the Senior Account or the Intercreditor Account or to receive reimbursement from the Cash Collateral Account for all reasonable amounts incurred by or on behalf of Senior Lender for attorneys' fees and all other expenses reasonably incurred by or on behalf of Senior Lender in connection with this Agreement or otherwise chargeable to Borrower as provided in the Loan Documents (to the extent that funds are available in the Senior Account and/or the Intercreditor Account and/or the Cash Collateral Account).
In the event
any dispute shall arise concerning the subject matter of this Agreement, Lenders shall be entitled to recover from Borrower their reasonable attorneys' fees and costs incurred in connection therewith, including without limitation, all costs of trial, appellate and bankruptcy proceedings (other than any of same arising or resulting from a dispute solely between Senior Lender and Subordinate Lender and not arising from or based upon the actions or failure to act of Borrower). The rights and remedies of Lenders contained in this paragraph shall be in addition to, and not in lieu of, the rights and remedies contained in the Loan Documents and Subordinate Loan Documents and as otherwise provided by law or in equity.

     8.   Lenders Not Liable for Expenses.  Nothing in this Agreement shall be
          -------------------------------
intended or construed to hold Lenders liable or responsible for any expense, disbursement, liability or obligation of any kind or nature whatsoever, including, but not limited to, wages, salaries, payroll taxes, withholding, benefits or other amounts payable to or on behalf of Borrower, whether or not there is sufficient money in the Cash Collateral Account and/or the Senior Account and/or the Intercreditor Account to pay such expenses or costs and whether any present or future creditor attempts to assert a claim against Lenders or the Mortgaged Property, including, but not limited to, any attempt in any bankruptcy proceeding to assert a claim under Section 506(c) of the Bankruptcy Code, or any other provision of the Bankruptcy Code. Nothing contained in this Agreement shall limit Subordinate Lender's right to reimbursement from Borrower for any costs or expenses required to be paid pursuant to the Subordinate Loan Documents, subject, however, in all event to the provisions of the Intercreditor Agreement.

     9.   Management Company's Duties.  Manager hereby expressly confirms and
          ---------------------------
acknowledges that Manager shall at all times have a fiduciary duty to Lenders with respect to the administration of Net Cash Flow in accordance with this Agreement.

     10.  No Joint Venture.  This Agreement shall not constitute a joint venture
          ----------------
or partnership agreement of any kind between the parties hereto or otherwise create the relationship of joint venturers or partners among the parties hereto. Nothing contained herein shall characterize or be deemed to characterize Lenders as "mortgagee-in-possession."

     11.  Injunctive Relief/Irreparable Harm.  Borrower and Manager acknowledge
          ----------------------------------
and agree that any breach or default by either Borrower or Manager pursuant to this Agreement would result in irreparable harm to Senior Lender and Subordinate Lender and that therefore money damages would not be an adequate remedy to compensate Senior Lender or Subordinate Lender for such breach or default. Accordingly, Borrower and Manager acknowledge and agree that in the event of a breach or default by either of them pursuant to the terms of this Agreement, Senior Lender and/or Subordinate Lender shall each be entitled to specific performance of Borrower's and Manager's obligations under this Agreement and/or any other equitable remedy which Lenders may seek, in their sole and absolute discretion, and Borrower and Manager hereby waive and release any right to claim that monetary damages would be an adequate remedy.

     12.  Transfer, etc.  Without the prior written consent of Lenders, Borrower
          --------------
will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Cash Collateral or any interest therein, except for the pledge thereof and security interests therein provided for in this Agreement or in any of the other Senior Loan Documents or Subordinate Loan Documents, and any such purported action in violation of this paragraph shall be void.

     13.  Duty as to Collateral.  Neither Senior Lender, Subordinate Lender,
          ---------------------
Escrow Agent nor any of their respective officers, directors or employees shall be liable for any action taken or omitted to be taken in good faith by them hereunder or in connection herewith except for their own gross negligence or willful misconduct. Senior Lender, Subordinate Lender and Escrow Agent may rely on all certificates, documents and other proofs delivered to them and believed by them in good faith to be reliable as to the facts therein disclosed and the statements therein made, and any such certificate, document or other proof shall be evidence of such facts to protect such parties in any action that they may or may not do, by reason of the supposed existence of such fact. Neither Senior Lender, Subordinate Lender, Escrow Agent nor their agents shall incur any liability to Borrower arising our of their taking or failing to take any action hereunder except for their own willful misconduct or gross negligence.

     14.  Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants that:

          (a) Borrower has full legal right to execute, delivery and perform this Agreement and this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          (b) No security agreements have been executed by Borrower and delivered, and no financing statements have been filed by Borrower in any jurisdiction, granting or purporting to grant a lien on or security interest in the funds constituting or to constitute the Cash Collateral or to be held in the Senior Account or Intercreditor Account to any secured party except in connection with this Agreement and the other Loan Documents.

          (c) No consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality is required to be obtained in connection with the execution, delivery or performance of this Agreement.

          (d) Borrower's federal tax identification number is 52-1558094.

          (e) Borrower will defend Senior Lender's right and interest in and to the Cash Collateral and the Senior Account and the Intercreditor Account and the income, distributions and Proceeds thereof against the claims and demands of all Persons whomsoever (other than parties claiming through Senior Lender).

          (f) Borrower will defend Subordinate Lender's right and interest in and to the Cash Collateral and the Senior Account and the Intercreditor Account and the income, distributions and Proceeds thereof against the claims and demands of all Persons whomsoever (other than parties claiming through Subordinate Lender).

     15.  Remedies.  In addition to the rights, powers and remedies of the Loan
          --------
Documents, Lenders shall have all of the rights, powers and remedies now or hereafter permitted in law or equity, including without limitation, those of a secured party under the Uniform Commercial Code, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Lenders deem expedient, such remedies to be exercised only after the occurrence and during the continuation of an Event of Default and subject to the provisions of the Intercreditor Agreement.

     16.  Modifications.  If any or all of the provisions of this Agreement are
          -------------
hereafter modified, vacated or stayed by subsequent order of any court, such stay, modification or vacation shall not affect the validity and enforceability of any contractual right, property right, lien, security interest or priority authorized hereby with respect to any of the Net Cash Flow which is deemed by this Agreement to be Cash Collateral and which have been used pursuant to this Agreement.

     17.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
the internal laws of the State of New York, without regard to its conflict-of-laws principles.

     18.  Benefit.  This Agreement shall to the extent legally permissible be
          -------
binding upon and shall inure to the benefit of Senior Lender, Subordinate Lender, Borrower, Manager and their respective successors and assigns, to the extent successors and assigns are permitted under the respective Senior Loan Documents and Subordinate Loan Documents. This Agreement is made for the sole protection of the parties hereto and their respective successors and assigns.

     19.  Miscellaneous.  No other person shall have any right whatsoever
          -------------
hereunder. Any notice, request, direction or demand given or made under this Agreement shall be in writing and shall be given in accordance with the Loan Documents or Subordinate Loan Documents. Each party to this Agreement may designate a change of address by notice given to the other party fifteen (15) days prior to the date such change of address is to become effective. Time shall be of the essence in the performance of each and every one of the provisions hereof. If any of the provisions of this Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in effect without impairment. This Agreement may not be modified, amended or terminated except by an agreement in writing executed by all of the parties hereto. Notwithstanding any provision to the contrary herein or in any of the Loan Documents, upon the occurrence of an Event of Default and an acceleration of the Loans as permitted by the Loan Documents, Borrower shall have no right to cure any Event of Default and no right to otherwise reinstate the Loans.

     20.  Counterparts.  It is understood and agreed that this Agreement may be
          ------------
executed in telecopied, facsimile, or original counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement.

     21.  Conflict.  To the extent of any conflict between the terms and
          --------
provisions of this Agreement and the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall prevail and control.

     22.  Escrow Agent.  The Escrow Agent may become a party to this Agreement
          ------------
at any time after the Escrow Agent is selected in accordance with this Agreement by providing written notice to such effect to each of the parties to this Agreement. The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document in connection herewith other than the Senior Loan Documents and Subordinate Loan Documents and shall be required to act in respect of the Cash Collateral only as provided in this Agreement. This Agreement sets forth all the obligations of the Escrow Agent with respect to any and all matters pertinent to the escrow contemplated hereunder.

The Escrow Agent shall incur no liability in connection with the discharge of its obligations under this Agreement or otherwise in connection therewith, except such liability as may arise from the gross negligence or willful misconduct of the Escrow Agent. Borrower hereby agrees to indemnify Escrow Agent and hold Escrow Agent harmless from any loss, cost, liability or expense incurred by Escrow Agent as a result of this Agreement or the performance of Escrow Agent's obligations hereunder, except to the extent caused by Escrow Agent's gross negligence or willful misconduct. The Escrow Agent may consult with counsel of its choice and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of such counsel. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the Escrow Agent. Each of the parties to this Agreement hereby covenants and agrees to execute and deliver any further documentation or amendments to this Agreement (provided that such amendments are not inconsistent with the provisions of this Agreement) reasonably requested by Escrow Agent as a condition to Escrow Agent acting with respect to this Agreement.

     23.  Valid Security Interest.  The parties hereto agree that this Agreement
          -----------------------
is effective to create a valid lien on and security interest in the funds on deposit in the Cash Collateral Account and to transfer full and complete ownership of the Senior Account and the Intercreditor Account and the funds therein to Lender, and Borrower has taken no action which would subject such funds to any prior lien or security interest or to any agreement purporting to grant to any third party a lien or security interest on the property or assets of Borrower which would include such funds (other than any rights of the Manager under the Management Agreement or this Agreement).

     24.  Estoppel Certificates.  Each party to this Agreement agrees to execute
          ---------------------
and deliver to any other party to this Agreement within ten (10) days after written request by such other party, an estoppel certificate certifying that (i) this Agreement is in full force and effect, (ii) this Agreement is unmodified (or specifying any modifications), (iii) to such party's knowledge, whether any other party to this Agreement is then in default under this Agreement, and if so, specifying the nature of the default, and (iv) as to any other information with respect to this Agreement reasonably requested by the requesting party.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto in manner and form sufficient to bind them, as of the day and year first set forth above.

                         SENIOR LENDER:

                         GERMAN AMERICAN CAPITAL
                         CORPORATION, a Maryland
                         corporation, as agent or trustee
                         for itself and others, and its
                         successors and assigns

                         By:
                            ------------------------------
                              Joseph G. Kiely
                              Vice President

                         By:
                            ------------------------------
                              Charlene S. Chai
                              Authorized Signatory

                         SUBORDINATE LENDER:

                         STARWOOD MEZZANINE INVESTORS, L.P.,
                         a Delaware limited partnership

                         By:  STARWOOD CAPITAL GROUP, L.P.,
                              a Delaware limited
                              partnership, its general
                              partner

                              By:  BSS CAPITAL PARTNERS,
                                   L.P., a Delaware limited
                                   partnership, its general
                                   partner

                                   By: STERNLICHT HOLDINGS
                                       II, INC., a Delaware
                                       corporation, its
                                       general partner

                                       By:
                                          -----------------

                                            Jay Sugarman
                                         Executive Vice
                                            President


                         BORROWER:

                         MARRIOTT RESIDENCE INN LIMITED
                         PARTNERSHIP, a Delaware limited
                         partnership

                         By:  RIBM One Corporation, General
                              Partner

                              By:
                                 --------------------------
                                    Bruce D. Wardinski
                                    Vice President


                         MANAGER:

                         RESIDENCE INN BY MARRIOTT, INC., a
                         Delaware corporation

                         By:
                            --------------------------
                         Name:
                              ------------------------
                         Title:
                               -----------------------

                                  EXHIBIT "A"
                                  -----------


                              DESCRIPTION OF INNS

                                       32